Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-D

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                                        05/15/01


        Blended Coupon                               5.3582%



        Excess Protection Level
          3 Month Average  49.28%
          April, 2001  132.23%
          March, 2001   8.13%
          February, 2001   7.49%


        Cash Yield                                  186.80%


        Investor Charge Offs                        47.38%


        Base Rate                                    7.18%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $58,171,313,434.78


        Investor Participation Amount               $105,000,000.00


        Seller Participation Amount                 $5,425,622,873.29